Exhibit 99.1

NEWS RELEASE

CONTACT:	Brian J. Begley
Vice President - Investor Relations
Atlas Energy, Inc.
(877) 280-2857
(215) 553-8455 (fax)

ATLAS ENERGY, INC. REPORTS OPERATING AND FINANCIAL RESULTS

FOR THE THIRD QUARTER 2010

Pittsburgh, PA – November 8, 2010, Atlas Energy, Inc. (NASDAQ: ATLS) (“Atlas” or “the Company”) today reported operating and financial results for the third quarter 2010.

Third Quarter 2010 Results

•

Average daily Appalachia production in the third quarter 2010 increased to approximately 63.3 million cubic feet of natural gas equivalents (“Mmcfe”) per day, an increase of approximately 15% from the second quarter 2010 and over 53% higher than the prior year comparable quarter, due primarily to the Company’s development of its Marcellus Shale position in southwestern Pennsylvania;

•	Total company average daily production increased to 118.3 Mmcfe per day in the third quarter 2010, representing an 8% increase from the second quarter 2010;

•

Average realized natural gas prices for the third quarter 2010, inclusive of the effects of financial hedging, was $6.62 per thousand cubic feet (“mcf”), exceeding the average market price of $4.35 per mcf by $2.27;

•

On a GAAP basis, the Company recognized net income of $16.0 million for the third quarter 2010 compared with net loss of $0.7 million for the prior year third quarter. The increase over the prior year quarter was due primarily to income recognized in the current quarter related to the Company’s equity portion of income from Atlas Pipeline Partners, L.P. (NYSE: APL);

•

Adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”), a non-GAAP measure, for the Company’s exploration and production operations (“E&P Operations”) was $72.8 million for the third quarter 2010, as compared with $56.2 million for the prior year comparable quarter. Excluding the cash received from the early settlement of certain natural gas hedges, as well as the effects of allocations of net production revenues to the syndicated drilling partners, E&P Operations adjusted EBITDA was $56.3 million in the third quarter 2010. Increased production volumes in the third quarter 2010 partially offset by the decline in realized prices compared to the prior year period. A reconciliation of net income to adjusted EBITDA is provided in the financial tables of this release.

•	Partnership management margin(1) was $16.0 million for the third quarter 2010. The Company recently raised approximately $150 million in investor funds for the Series 28-2010 L.P. drilling program.(2)

(1)	Partnership management margin is comprised of Well Construction & Completion margin, Well Services margin and Administration & Oversight Fee revenues.
(2)	Atlas Energy’s subsidiary serves as managing general partner of the partnership. A written prospectus meeting the requirements of Section 10 of the Securities Act may be obtained when available from Anthem Securities, Inc. (a subsidiary of Atlas Energy), 1550 Coraopolis Heights Rd. – 2nd Floor, Moon Township, PA 15108.

Corporate and Other

•

Cash general and administrative expense, excluding amounts attributable to APL and Atlas Pipeline Holdings, L.P. (NYSE:AHD), was $17.3 million for the third quarter 2010 compared with $15.4 million for the prior year comparable quarter. The $1.9 million increase was principally related to the expansion of the Company’s Marcellus Shale operations. Please refer to the consolidating statements of operations provided in the financial tables of this release.

•

Depreciation, depletion and amortization expense, excluding amounts attributable to APL and AHD, was $30.3 million for the third quarter 2010 compared with $24.6 million for the prior year comparable quarter. The increase was due primarily to an overall increase in the Company’s natural gas production between periods. See the consolidating statements of operations provided in the financial tables of this release.

•

Cash interest expense, excluding amounts attributable to APL and AHD, was $16.3 million for the third quarter 2010 compared with $17.9 million for the prior year third quarter. The decrease in interest expense was primarily due to lower average credit facility borrowings. See the consolidating statements of operations provided in the financial tables of this release.

•	As of September 30, 2010, Atlas’ long term debt balance included the following:

•	$400 million principal amount of Atlas Energy Resources, LLC’s (“ATN”) 10.75% senior notes due in 2018;

•	$200 million principal amount of ATN’s 12.125% senior notes due in 2017; and

•	$76 million outstanding on ATN’s $550 million revolving credit facility.

Hedging Summary

•

In August 2010, the Company received approximately $21.5 million in proceeds from the early settlement of natural gas hedge positions related to periods from 2013 through 2014. Simultaneously, these hedge positions were effectively replaced with similar hedge contracts at current prevailing prices. The net proceeds from the hedge monetization were used to reduce revolving credit facility indebtedness.

•

The Company entered into additional derivative contracts during the third quarter 2010 for its natural gas production and currently estimates a mark-to-market hedge gain of more than $100 million from its remaining future hedge positions. A summary of the Company’s current derivative positions as of November 8, 2010 is as follows:

Natural Gas

Fixed Price Swaps
Production Period Ended December 31,		Average Fixed Price (per mcf)(a)(b)	Volumes (per mcf)(a)
2010	(c)	$7.69	6,866,895
2011		$6.58	17,997,780
2012		$6.67	14,565,697
2013		$5.68	9,836,144
2014		$5.81	5,408,903

Costless Collars
Production Period Ended December 31,		Average Floor Price (per mcf)(a)(b)	Average Ceiling Price (per mcf)(a)(b)	Volumes (per mcf)(a)
2010	(c)	$8.04	$9.22	613,687
2011		$6.06	$7.15	8,854,950
2012		$6.21	$7.30	8,724,439
2013		$5.14	$6.38	10,343,790
2014		$5.65	$6.81	5,218,142

Crude Oil

Fixed Price Swaps
Production Period Ended December 31,		Average Fixed Price (per bbl)(a)	Volumes (bbls)(a)
2010	(c)	$96.91	8,448
2011		$69.77	32,194
2012		$71.55	26,139
2013		$72.26	5,900

Costless Collars
Production Period Ended December 31,		Average Floor Price (per bbl)(a)	Average Ceiling Price (per bbl)(a)	Volumes (bbls)(a)
2010	(c)	$85.00	$111.90	5,327
2011		$60.00	$80.92	20,361
2012		$60.00	$86.50	16,777
2013		$60.00	$88.90	3,540

(a)	“Mcf” represents thousand cubic feet; “bbl” represents barrel.
(b)	Includes an estimated positive basis differential and Btu (British thermal units) adjustment.
(c)	Reflects hedges covering the last three months of 2010.

Interest in Atlas Pipeline and Atlas Pipeline Holdings

Through the Company’s controlling interest in AHD, which owns and operates the general partner of APL and owns 5.8 million limited partner units in APL, the Company recognizes approximately 10% of APL’s net income (loss) after eliminating non-controlling interests. A consolidating statement of operations and balance sheet has been provided in the financial tables of the release, which segregates the Company’s E&P Operations financial results from the APL midstream financial results.

At September 30, 2010, the Company had a 100.0% ownership interest in ATN, an approximate 2.1% direct ownership interest in APL, a publicly-traded limited partnership, and an approximate 64.3% limited partner interest and 100% of the general partner interest in AHD. The Company’s financial results are presented on a consolidated basis with those of ATN, AHD, and APL. Non-controlling interests in ATN, AHD, and APL are reflected as income (expense) in the Company’s consolidated statements of operations and as a component of shareholders’ equity on its consolidated balance sheets. A consolidating statement of operations and balance sheet has also been provided in the financial tables to the release for the comparable periods presented.

Please refer to the respective AHD and APL earnings releases for more information with regard to their third quarter 2010 financial results.

Interested parties are invited to access the live webcast of an investor call with management regarding Atlas Energy, Inc.’s second quarter 2010 results on Tuesday, November 9, 2010 at 9:00 am ET by going to the Investor Relations section of Atlas Energy’s website at www.atlasenergy.com. For those unavailable to listen to the live broadcast, the replay of the webcast will be available following the live call on the Atlas Energy website and telephonically beginning at 12:00 p.m. ET on November 9, 2010 by dialing 888-286-8010, passcode: 14129376.

Atlas Energy, Inc. is one of the largest independent natural gas producers in the Appalachian and Michigan Basins and a leading producer in the Marcellus Shale in Pennsylvania. Atlas Energy, Inc. is also the country’s largest sponsor and manager of tax-advantaged energy investment partnerships. Atlas Energy also owns 1.1 million common units and 8,000 preferred units in Atlas Pipeline Partners, L.P. and a 64% controlling interest in Atlas Pipeline Holdings. For more information, please visit our website at www.atlasenergy.com, or contact Investor Relations at InvestorRelations@atlasenergy.com.

Atlas Pipeline Partners, L.P. is active in the gathering and processing segments of the midstream natural gas industry. In the Mid-Continent region of Oklahoma, southern Kansas, and northern and western Texas, APL owns and operates five active gas processing plants as well as approximately 8,300 miles of active intrastate gas gathering pipeline. In Appalachia, APL is a 49% joint venture partner with Williams in Laurel Mountain Midstream, LLC, which manages a natural gas gathering system focused on the Marcellus Shale in southwestern Pennsylvania. For more information, visit the Partnership’s website at www.atlaspipelinepartners.com or contact IR@atlaspipeline.com.

Atlas Pipeline Holdings, L.P. is a limited partnership which owns and operates the general partner of Atlas Pipeline Partners, L.P., through which it owns a 1.9% general partner interest, all the incentive distribution rights and approximately 5.8 million common limited partner units of Atlas Pipeline Partners, L.P.

Cautionary Note Regarding Forward-Looking Statements

This document contains forward-looking statements that involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements. Atlas Energy, Inc. cautions readers that any forward-looking information is not a guarantee of future performance. Such forward-looking statements include, but are not limited to, statements about future financial and operating results, resource potential, the Company’s plans, objectives, expectations and intentions and other statements that are not historical facts. Risks, assumptions and uncertainties that could cause actual results to materially differ from the forward-looking statements include, but are not limited to, those associated with general economic and business conditions; changes in commodity price; changes in the costs and results of drilling operations; uncertainties about estimates of reserves and resource potential; inability to obtain capital needed for operations; the Company’s level of indebtedness; changes in government environmental policies and other environmental risks; the availability of drilling equipment and the timing of production; tax consequences of business transactions; and other risks, assumptions and uncertainties detailed from time to time in the Company’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”). Forward-looking statements speak only as of the date hereof, and the Company assumes no obligation to update such statements, except as may be required by applicable law.

ATLAS ENERGY, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited; in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
Revenues:
Gas and oil production	$67,503	$65,986	$200,600	$207,908
Well construction and completion	60,748	81,496	176,685	257,231
Transmission, gathering and processing	235,691	179,327	687,423	483,126
Administration and oversight	3,561	3,149	7,473	9,644
Well services	6,008	5,012	17,063	14,911
Gain (loss) on mark-to-market derivatives(1)	(6,943)	(19)	3,042	(23,931)
Other, net	4,515	4,851	12,630	11,696

Total revenues	371,083	339,802	1,104,916	960,585

Costs and expenses:
Gas and oil production	13,799	12,128	39,179	33,217
Well construction and completion	51,481	69,138	149,724	218,236
Transmission, gathering and processing	199,294	151,272	581,106	420,347
Well services	2,796	2,378	8,071	6,922
General and administrative	29,466	32,014	85,548	81,216
Depreciation, depletion and amortization	48,824	42,480	142,880	135,431

Total costs and expenses	345,660	309,410	1,006,508	895,369

Operating income	25,423	30,392	98,408	65,216

Gain (loss) on asset sales	727	(2,438)	286,361	103,253
Interest expense	(44,810)	(47,771)	(130,990)	(124,446)

Income (loss) from continuing operations before income tax provision	(18,660)	(19,817)	253,779	44,023
Income tax provision (benefit)	(20)	(1,118)	111,206	4,738

Net income (loss) from continuing operations	(18,640)	(18,699)	142,573	39,285

Discontinued operations:
Gain on sale of discontinued operations (net of income tax provision of $12,560 for the three and nine months ended September 30, 2010 and $2,228 for the nine months ended September 30, 2010 and 2009)	298,932	—	298,932	48,851
Income from discontinued operations (net of income tax provision (benefit) of $(224) and $402 for the three months ended September 30, 2010 and 2009, respectively, and $371 and $1,315 for the nine months ended September 30, 2010 and 2009, respectively)	(5,341)	8,813	8,821	28,847

Net income (loss)	274,951	(9,886)	450,326	116,983
(Income) loss attributable to non-controlling interests	(258,998)	9,172	(260,622)	(103,686)

Net income (loss) attributable to common shareholders	$15,953	$(714)	$189,704	$13,297

Net income (loss) attributable to common shareholders per share – basic:
Income (loss) from continuing operations attributable to common shareholders	$(0.04)	$(0.04)	$2.16	$0.20
Income from discontinued operations attributable to common shareholders	0.24	0.02	0.26	0.14

Net income (loss) attributable to common shareholders	$0.20	$(0.02)	$2.42	$0.34

Net income (loss) attributable to common shareholders per share – diluted:
Income (loss) from continuing operations attributable to common shareholders	$(0.04)	$(0.04)	$2.09	$0.19
Income from discontinued operations attributable to common shareholders	0.24	0.02	0.25	0.14

Net income (loss) attributable to common shareholders	$0.20	$(0.02)	$2.34	$0.33

Weighted average common shares outstanding:
Basic	78,405	39,780	78,319	39,460

Diluted	81,175	39,780	81,203	40,051

Income (loss) attributable to common shareholders:
Income (loss) from continuing operations (net of income tax provision (benefit) of $(20) and $(1,118) for the three months ended September 30, 2010 and 2009, respectively, and $111,206 and $4,738 for the nine months ended September 30, 2010 and 2009, respectively)	$(3,341)	$(1,342)	$169,479	$7,767
Income from discontinued operations (net of income tax provision of $12,336 and $402 for the three months ended September 30, 2010 and 2009, respectively and $12,931 and $3,543 for the nine months ended September 30, 2010 and 2009, respectively)	19,294	628	20,225	5,530

Net income (loss) attributable to common shareholders	$15,953	$(714)	$189,704	$13,297

(1)

Consists principally of hydrocarbon derivative gains / (losses) that relate to the operating activities of the Company’s consolidated subsidiary, APL. The underlying hydrocarbon derivatives do not represent present or potential future obligations of the Company.

ATLAS ENERGY, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(unaudited; in thousands)

	September 30, 2010	December 31, 2009
ASSETS
Current assets:
Cash and cash equivalents	$79,940	$20,627
Accounts receivable	135,825	152,146
Current portion of derivative asset	107,209	74,064
Subscriptions receivable from Partnerships	—	47,275
Inventory	23,557	22,905
Prepaid expenses and other	8,407	6,061
Prepaid and deferred taxes	—	1,559
Current assets of discontinued operations	—	22,746

Total current assets	354,938	347,383

Property, plant and equipment, net	3,344,167	3,199,122
Goodwill and intangible assets, net	169,661	187,520
Long-term derivative asset	108,766	59,291
Investment in Laurel Mountain joint venture	135,765	132,990
Long-term portion of deferred tax asset	—	29,734
Other assets, net	70,944	71,093
Long-term assets of discontinued operations	—	379,030

	$4,184,241	$4,406,163

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt	$206	$8,000
Accounts payable	105,798	96,376
Liabilities associated with drilling contracts	95,189	122,532
Accrued producer liabilities	58,143	57,430
Current portion of derivative liability	3,581	38,485
Current portion of derivative payable to Partnerships	36,637	22,382
Accrued interest	23,563	38,898
Accrued well drilling and completion costs	65,373	89,261
Current portion of deferred tax liability	30,049	26,415
Accrued and other current liabilities	63,377	45,114
Current liabilities of discontinued operations	—	13,181

Total current liabilities	481,916	558,074

Long-term debt, less current portion	1,185,869	2,040,572
Long-term derivative liability	31,148	25,441
Long-term derivative payable to Partnerships	43,055	22,380
Long-term portion of deferred tax liability	116,142	—
Other long-term liabilities	60,916	56,180

Shareholders’ equity:
Shareholders’ equity	1,268,736	1,065,290
Accumulated other comprehensive income	109,158	58,022

	1,377,894	1,123,312
Non-controlling interests	887,301	580,204

Total shareholders’ equity	2,265,195	1,703,516

	$4,184,241	$4,406,163

ATLAS ENERGY, INC.

Financial and Operating Highlights

	Three Months Ended September 30,			Nine Months Ended September 30,
	2010		2009	2010		2009
Net income attributable to common shareholders per share—basic	$0.20		$(0.02)	$2.42		$0.34

Adjusted net income attributable to common shareholders per share – basic(1)	$0.27		$0.10	$0.51		$0.65

Pro forma adjusted net income attributable to common shareholders per share – basic(1)	$0.27		$0.11	$0.51		$0.66

E&P Operations Discretionary Cash Flow per share(2)	$0.72		$0.58	$1.86		$2.17

Production revenues (in thousands):
Natural gas	$63,118		$62,748	$187,122		$199,519
Oil	4,385	(3)	3,238	13,478	(3)	8,389

Total production revenues	$67,503	(3)	$65,986	$200,600	(3)	$207,908

Production volume:(4) (5)
Appalachia:
Natural gas (Mcfd)	57,554		38,579	49,155		39,748
Oil (Bpd)	964	(6)	460	899	(6)	442

Total (Mcfed) Oil (Bbls/day)	63,339	(6)	41,339	54,551	(6)	42,400

Michigan/Indiana:
Natural gas (Mcfd)	54,777		58,519	54,700		58,277
Oil (Bpd)	28	(6)	9	30	(6)	9

Total (Mcfed) Oil (Bbls/day)	54,944	(6)	58,573	54,882	(6)	58,331

Total:
Natural gas (Mcfd)	112,331		97,099	103,855		98,024
Oil (Bpd)	992	(6)	469	930	(6)	451

Total (Mcfed)	118,283	(6)	99,913	109,433	(6)	100,730

Average sales prices:(5)
Natural gas (per Mcf) (7)(8)	$6.62		$7.29	$7.08		$7.67
Oil (per Bbl)(9)	$73.73		$75.03	$74.67		$68.13

Production costs:(5)(10)
Lease operating expenses per Mcfe	$0.78		$0.81	$0.84		$0.84
Production taxes per Mcfe	0.14		0.14	0.16		0.16

Total production costs per Mcfe	$0.92		$0.95	$1.00		$1.00

Depletion per Mcfe(5)	$2.65		$2.56	$2.79		$2.79

(1)

A reconciliation from net income to adjusted net income attributable to common shareholders per share and pro forma adjusted net income attributable to common shareholders per share is provided in the financial tables of this release.

(2)

Calculation consists of discretionary cash flow divided by pro forma weighted average common shares outstanding for the respective period. A reconciliation from net income to discretionary cash flow is provided in the financial tables of this release. Pro forma weighted average common shares outstanding for the respective period consists of the historical basic weighted average shares of the Company for the respective period, adjusted for the 38.8 million shares of the Company’s common stock issued in connection with the merger of Atlas America, Inc. and Atlas Energy Resources, LLC to form Atlas Energy, Inc. on September 29, 2009 (the “Merger”).

(3)	Includes NGL production revenue for the three and nine months ended September 30, 2010.
(4)

Production quantities consist of the sum of (i) the Company’s proportionate share of production from wells in which it has a direct interest, based on the Company’s proportionate net revenue interest in such wells, and (ii) the Company’s proportionate share of production from wells owned by the investment partnerships in which the Company has an interest, based on its equity interest in each such partnership and based on each partnership’s proportionate net revenue interest in these wells.

(5)

“Mcf” and “Mcfd” represent thousand cubic feet and thousand cubic feet per day; “Mcfe” and “Mcfed” represent thousand cubic feet equivalents and thousand cubic feet equivalents per day, and “Bbl” and “Bpd” represent barrels and barrels per day. Barrels are converted to Mcfe using the ratio of six Mcf’s to one barrel.

(6)	Includes NGL production volume for the three and nine months ended September 30, 2010.
(7)

The Company’s average sales price for natural gas before the effects of financial hedging was $4.35 per Mcf and $3.19 per Mcf for the three months ended September 30, 2010 and 2009, respectively, and $4.74 per Mcf and $4.01 per Mcf for the nine months ended September 30, 2010 and 2009, respectively. These amounts exclude the impact of certain allocations of production revenues to investor partners within the investor partnerships. Including the effects of these allocations, average gas sales prices were $6.08 per Mcf ($3.81 per Mcf before the effects of financial hedging) and $7.06 per Mcf ($2.97 per Mcf before the effects of financial hedging) for the three months ended September 30, 2010 and 2009, respectively, and $6.60 per Mcf ($4.26 per Mcf before the effects of financial hedging) and $7.55 per Mcf ($3.89 per Mcf before the effects of financial hedging) for the nine months ended September 30, 2010 and 2009, respectively.

(8)

Includes adjustments of $(0.2) million and $0.4 million for the three months ended September 30, 2010 and 2009, respectively, and $(0.1) million and $2.4 million for the nine months ended September 30, 2010 and 2009, respectively, related to cash proceeds received and payments made in June 2007 from the settlement of ineffective derivatives associated with the acquisition of the Company’s Michigan operations.

(9)

The Company’s average sales price for oil before the effects of financial hedging was $65.82 per barrel and $62.81 per barrel for the three months ended September 30, 2010 and 2009, respectively, and $68.44 per barrel and $52.30 per barrel for the nine months ended September 30, 2010 and 2009, respectively.

(10)

Production costs include labor to operate the wells and related equipment, repairs and maintenance, materials and supplies, property taxes, severance taxes, insurance and production overhead. These amounts exclude the effects of our proportionate share of lease operating expenses associated with certain allocations of production revenue to investor partners within our investor partnerships. Including the effects of these costs, lease operating expenses per Mcfe were $0.61 per Mcfe ($0.75 per Mcfe for total production costs) and $0.73 per Mcfe ($0.87 per Mcfe for total production costs) for the three months ended September 30, 2010 and 2009, respectively, and $0.68 per Mcfe ($0.84 per Mcfe for total production costs) and $0.80 per Mcfe ($0.96 per Mcfe for total production costs) for the nine months ended September 30, 2010 and 2009, respectively.

ATLAS ENERGY, INC.

CAPITALIZATION INFORMATION

(unaudited; in thousands)

	September 30, 2010				December 31, 2009
	Atlas Energy	Atlas Pipeline and Atlas Pipeline Holdings	Consolidated		Atlas Energy	Atlas Pipeline and Atlas Pipeline Holdings	Consolidated
Total debt	$678,193	$507,882	$1,186,075		$786,390	$1,262,182	$2,048,572
Less: Cash	(79,724)	(216)	(79,940)		(19,525)	(1,102)	(20,627)

Total net debt	598,469	507,666	1,106,135		766,865	1,261,080	2,027,945

Shareholders’ equity	1,378,039	1,035,905	2,265,195	(1)	1,123,481	690,726	1,703,516	(1)

Total capitalization	$1,976,508	$1,543,571	$3,371,330		$1,890,346	$1,951,806	$3,731,461

Ratio of net debt to capitalization	0.30x				0.41x

(1)	Net of eliminated amounts.

ATLAS ENERGY, INC.

CAPITAL EXPENDITURE DATA

(unaudited; in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2010		2009(1)	2010		2009(1)
Atlas Energy	$97,163	(2)	$34,372	$257,424	(2)	$130,785
Atlas Pipeline Partners	8,524		5,106	31,194		115,132

Consolidated capital expenditures	$105,687		$39,478	$288,618		$245,917

(1)	Restated to reflect amounts reclassified to discontinued operations due to APL’s sale of its Elk City and NOARK systems.
(2)

Capital expenditures for the three and nine months ended September 30, 2010 include approximately $17 million and $44 million, respectively, for acreage acquired upon completion of the Company’s joint venture with Reliance Industries, Ltd., and which was funded with cash proceeds from the closing of the transaction.

ATLAS ENERGY, INC.

Financial Information

(unaudited; in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
E&P Operations:
Gas and oil production margin(1)	$74,925	$54,211	$202,900	$199,463
Well construction and completion margin	9,267	12,358	26,961	38,995
Administration and oversight margin	3,561	3,149	7,473	9,644
Well services margin	3,212	2,634	8,992	7,989
Gathering	(2,260)	(1,874)	(6,897)	(6,720)

E&P Operations Gross Margin	88,705	70,478	239,429	249,371
Cash general and administrative expenses(2)	(17,307)	(15,390)	(48,226)	(41,824)
Other, net	1,382	1,082	3,157	(337)

E&P Operations Adjusted EBITDA(3)	72,780	56,170	194,360	207,210
Cash interest expense(4)	(16,254)	(17,903)	(48,799)	(44,287)
Cash income tax refunds	—	7,298	—	7,298

E&P Operations Discretionary Cash Flow(3)	56,526	45,565	145,561	170,221
Capital expenditures	(97,163)	(34,372)	(257,424)	(130,785)

E&P Operations Free Cash Flow(3)(5)	$(40,637)	$11,193	$(111,863)	$39,436

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
Reconciliation of non-GAAP measures to net income attributable to common shareholders(3):
E&P Operations Discretionary Cash Flow	$56,526	$45,565	$145,561	$170,221
Atlas Pipeline and Atlas Pipeline Holdings net income (loss) attributable to common shareholders	15,684	(3,016)	13,486	5,416
Cash income tax refunds	—	(7,298)	—	(7,298)
Income tax (provision) benefit	20	1,118	(111,206)	(4,738)
Non-recurring Merger costs	—	(6,108)	—	(6,752)
Depreciation, depletion and amortization	(30,257)	(24,563)	(87,232)	(79,863)
Amortization of deferred finance costs	(1,133)	(1,230)	(3,607)	(2,897)
Non-cash stock compensation expense	(4,098)	(1,034)	(11,921)	(6,055)
Non-cash net gain (loss) on asset sales	609	(1,444)	286,308	(5,694)
Income attributable to ATN non-controlling interests(6)	(10)	(2,351)	(39)	(18,067)
Adjustments to reflect the cash impact of derivatives(1)	(21,388)	(353)	(41,646)	(30,976)

Net income (loss) attributable to common shareholders	$15,953	$(714)	$189,704	$13,297

(1)

Includes adjustments to reflect the cash impact of derivatives, including (i) $21.5 million of cash proceeds received in August 2010 from the early settlement of natural gas derivative positions, (ii) $20.1 million of cash proceeds received in January 2010 from the early settlement of natural gas and oil derivative positions, (iii) $28.5 million of cash proceeds received in May 2009 from the early settlement of natural gas and oil derivative positions and (iv) adjustments related to cash proceeds received and payments made in June 2007 from the settlement of ineffective derivatives associated with the acquisition of the Company’s Michigan operations.

(2)	Excludes non-cash stock-compensation expense and non-recurring costs incurred in connection with the Merger.
(3)

Adjusted EBITDA, discretionary cash flow and free cash flow are non-GAAP (generally accepted accounting principles) financial measures under the rules of the Securities and Exchange Commission. Management of the Company believes that adjusted EBITDA, discretionary cash flow and free cash flow provide additional information for evaluating the Company’s performance, among other things. These measures are widely used by commercial banks, investment bankers, rating agencies and investors in evaluating performance relative to peers and pre-set performance standards. Adjusted EBITDA, discretionary cash flow and free cash flow are not measures of financial performance under GAAP and, accordingly, should not be considered as a substitute for net income, operating income, or cash flows from operating activities in accordance with GAAP.

(4)	Excludes non-cash amortization of deferred financing costs.
(5)	Excludes the impact of cash distributions paid by Atlas Energy Resources, LLC to its non-controlling interests for periods prior to the Merger on September 29, 2009.
(6)	Represents the non-controlling interests in the net income of Atlas Energy Resources, LLC prior to the Merger on September 29, 2009.

ATLAS ENERGY, INC.

Financial Information

(unaudited; in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
Reconciliation of net income (loss) attributable to common shareholders to non-GAAP measure(1):
Net income attributable to common shareholders	$15,953	$(714)	$189,704	$13,297
Atlas Pipeline and Atlas Pipeline Holdings (income) loss attributable to common shareholders	(15,684)	3,016	(13,486)	(5,416)
Non-recurring Merger costs	—	6,108	—	6,752
Adjustments to reflect the cash impact of derivatives	21,388	353	41,646	30,976
Non-cash net (gain) loss on asset sales	(609)	1,444	(286,308)	5,694
Non-cash stock compensation expense	4,098	1,034	11,921	6,055
Adjustment to non-controlling interests for the above items	—	(4,295)	—	(24,192)
Tax effect of the above items	(3,640)	(2,940)	96,133	(7,626)

Adjusted net income attributable to common shareholders	$21,506	$4,006	$39,610	$25,540

Basic	$0.27	$0.10	$0.51	$0.65
Diluted	$0.26	$0.10	$0.49	$0.64
Weighted average common shares outstanding:
Basic	78,405	39,780	78,319	39,460
Diluted	81,175	40,706	81,203	40,051

Adjusted net income attributable to common shareholders	$21,506	$4,006	$39,610	$25,540
Adjustment to remove non-controlling interests for Atlas Energy Resources, LLC(2)	—	6,646	—	42,259
Tax effect of the above item	—	(2,393)	—	(16,219)

Pro forma adjusted net income attributable to common shareholders	$21,506	$8,259	$39,610	$51,580

Pro forma adjusted net income attributable to common shareholders per share:
Basic	$0.27	$0.11	$0.51	$0.66
Diluted	$0.26	$0.10	$0.49	$0.66
Pro forma weighted average common shares outstanding(3):
Basic	78,405	78,136	78,319	78,095
Diluted	81,175	79,144	81,203	78,714

(1)	Adjusted net income attributable to common shareholders is a non-GAAP financial measure under the rules of the Securities and Exchange Commission. Management of the Company believes that the above financial measure provides additional information with respect to the Company’s ability to meet its capital expense and working capital requirements. Adjusted net income is not a measure of financial performance under GAAP and, accordingly, should not be considered as a substitute for revenues, net income or cash flows from operating activities prepared in accordance with GAAP.
(2)	Adjusted to reflect the Merger on September 29, 2009, through which the Company issued 38.8 million shares of its common stock in exchange for the 33.4 million Class B common units of ATN not previously held by the Company. The Merger effectively removes the non-controlling interests in the net income of ATN upon the completion of the transaction.
(3)	Consists of the historical basic and diluted weighted average shares of the Company for the respective period, adjusted for the 38.8 million shares of the Company’s common stock issued in connection with the Merger.

ATLAS ENERGY, INC.

CONSOLIDATING STATEMENTS OF OPERATIONS

(unaudited; in thousands)

Three Months Ended September 30, 2010

	Atlas Energy	Atlas Pipeline and Atlas Pipeline Holdings	Eliminations	Consolidated
Revenues:
Gas and oil production	$67,503	$—	$—	$67,503
Well construction and completion	60,748	—	—	60,748
Transmission, gathering and processing	5,262	230,429	—	235,691
Administration and oversight	3,561	—	—	3,561
Well services	6,008	—	—	6,008
Loss on mark-to-market derivatives	(167)	(6,776)	—	(6,943)
Other, net	1,382	4,134	(1,001)	4,515

Total revenues	144,297	227,787	(1,001)	371,083

Costs and expenses:
Gas and oil production	13,799	—	—	13,799
Well construction and completion	51,481	—	—	51,481
Transmission, gathering and processing	7,522	191,772	—	199,294
Well services	2,796	—	—	2,796
General and administrative	21,405	8,061	—	29,466
Depreciation, depletion and amortization	30,257	18,567	—	48,824

Total costs and expenses	127,260	218,400	—	345,660

Operating income	17,037	9,387	(1,001)	25,423

Gain on asset sales	609	118	—	727
Interest expense	(17,387)	(28,424)	1,001	(44,810)

Income (loss) from continuing operations before income tax provision	259	(18,919)	—	(18,660)
Income tax benefit	(20)	—	—	(20)

Net income (loss) from continuing operations	279	(18,919)	—	(18,640)
Discontinued operations	—	293,591	—	293,591

Net income	279	274,672	—	274,951
Income attributable to non-controlling interests—E&P Operations	(10)	—	—	(10)
Income attributable to non-controlling interests—Atlas Pipeline and Atlas Pipeline Holdings	—	(1,075)	(257,913)	(258,988)

Net income attributable to common shareholders	$269	$273,597	$(257,913)	$15,953

ATLAS ENERGY, INC.

CONSOLIDATING STATEMENTS OF OPERATIONS

(unaudited; in thousands)

Three Months Ended September 30, 2009

	Atlas Energy	Atlas Pipeline and Atlas Pipeline Holdings	Eliminations	Consolidated
Revenues:
Gas and oil production	$65,986	$—	$—	$65,986
Well construction and completion	81,496	—	—	81,496
Transmission, gathering and processing	6,098	173,229	—	179,327
Administration and oversight	3,149	—	—	3,149
Well services	5,012	—	—	5,012
Loss on mark-to-market derivatives	—	(19)	—	(19)
Other, net	424	4,427	—	4,851

Total revenues	162,165	177,637	—	339,802

Costs and expenses:
Gas and oil production	12,128	—	—	12,128
Well construction and completion	69,138	—	—	69,138
Transmission, gathering and processing	7,972	143,300	—	151,272
Well services	2,378	—	—	2,378
General and administrative	22,532	9,482	—	32,014
Depreciation, depletion and amortization	24,563	17,917	—	42,480

Total costs and expenses	138,711	170,699	—	309,410

Operating income	23,454	6,938	—	30,392

Loss on asset sales	(1,444)	(994)	—	(2,438)
Interest expense	(18,475)	(29,296)	—	(47,771)

Income (loss) from continuing operations before income tax provision	3,535	(23,352)	—	(19,817)
Income tax benefit	(1,118)	—	—	(1,118)

Net income (loss) from continuing operations	4,653	(23,352)	—	(18,699)
Discontinued operations	—	8,813	—	8,813

Net income (loss)	4,653	(14,539)	—	(9,886)
Income attributable to non-controlling interests—E&P Operations	(2,351)	—	—	(2,351)
Income attributable to non-controlling interests—Atlas Pipeline and Atlas Pipeline Holdings	—	(953)	12,476	11,523

Net income (loss) attributable to common shareholders	$2,302	$(15,492)	$12,476	$(714)

ATLAS ENERGY, INC.

CONSOLIDATING STATEMENTS OF OPERATIONS

(unaudited; in thousands)

Nine Months Ended September 30, 2010

	Atlas Energy	Atlas Pipeline and Atlas Pipeline Holdings	Eliminations	Consolidated
Revenues:
Gas and oil production	$200,600	$—	$—	$200,600
Well construction and completion	176,685	—	—	176,685
Transmission, gathering and processing	15,501	671,922	—	687,423
Administration and oversight	7,473	—	—	7,473
Well services	17,063	—	—	17,063
Gain (loss) on mark-to-market derivatives	(92)	3,134	—	3,042
Other, net	3,082	11,528	(1,980)	12,630

Total revenues	420,312	686,584	(1,980)	1,104,916

Costs and expenses:
Gas and oil production	39,179	—	—	39,179
Well construction and completion	149,724	—	—	149,724
Transmission, gathering and processing	22,398	558,708	—	581,106
Well services	8,071	—	—	8,071
General and administrative	60,147	25,401	—	85,548
Depreciation, depletion and amortization	87,232	55,648	—	142,880

Total costs and expenses	366,751	639,757	—	1,006,508

Operating income	53,561	46,827	(1,980)	98,408

Gain on asset sales	286,308	53	—	286,361
Interest expense	(52,406)	(80,564)	1,980	(130,990)

Income (loss) from continuing operations before income tax provision	287,463	(33,684)	—	253,779
Income tax provision	111,206	—	—	111,206

Net income (loss) from continuing operations	176,257	(33,684)	—	142,573
Discontinued operations	—	307,753	—	307,753

Net income	176,257	274,069	—	450,326
Income attributable to non-controlling interests—E&P Operations	(39)	—	—	(39)
Loss attributable to non-controlling interests—Atlas Pipeline and Atlas Pipeline Holdings	—	(3,338)	(257,245)	(260,583)

Net income attributable to common shareholders	$176,218	$270,731	$(257,245)	$189,704

ATLAS ENERGY, INC.

CONSOLIDATING STATEMENTS OF OPERATIONS

(unaudited; in thousands)

Nine Months Ended September 30, 2009

	Atlas Energy	Atlas Pipeline and Atlas Pipeline Holdings	Eliminations	Consolidated
Revenues:
Gas and oil production	$207,908	$—	$—	$207,908
Well construction and completion	257,231	—	—	257,231
Transmission, gathering and processing	16,210	483,682	(16,766)	483,126
Administration and oversight	9,644	—	—	9,644
Well services	14,911	—	—	14,911
Loss on mark-to-market derivatives	—	(23,931)	—	(23,931)
Other, net	(995)	12,691	—	11,696

Total revenues	504,909	472,442	(16,766)	960,585

Costs and expenses:
Gas and oil production	39,421	—	(6,204)	33,217
Well construction and completion	218,236	—	—	218,236
Transmission, gathering and processing	22,930	407,979	(10,562)	420,347
Well services	6,922	—	—	6,922
General and administrative	54,631	26,585	—	81,216
Depreciation, depletion and amortization	79,863	55,568	—	135,431

Total costs and expenses	422,003	490,132	(16,766)	895,369

Operating income (loss)	82,906	(17,690)	—	65,216

(Loss) gain on asset sales	(5,694)	108,947	—	103,253
Interest expense	(46,526)	(77,920)	—	(124,446)

Income from continuing operations before income tax provision	30,686	13,337	—	44,023
Income tax provision	4,738	—	—	4,738

Net income from continuing operations	25,948	13,337	—	39,285
Discontinued operations	—	77,698	—	77,698

Net income	25,948	91,035	—	116,983
Income attributable to non-controlling interests—E&P Operations	(18,067)	—	—	(18,067)
Income attributable to non-controlling interests—Atlas Pipeline and Atlas Pipeline Holdings	—	(2,075)	(83,544)	(85,619)

Net income attributable to common shareholders	$7,881	$88,960	$(83,544)	$13,297

ATLAS ENERGY, INC.

CONDENSED CONSOLIDATING BALANCE SHEETS

(unaudited; in thousands)

September 30, 2010

	Atlas Energy	Atlas Pipeline and Atlas Pipeline Holdings	Eliminations	Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$79,724	$216	$—	$79,940
Accounts receivable	121,495	48,713	(34,383)	135,825
Current portion of derivative asset	103,598	3,611	—	107,209
Inventory	12,775	10,782	—	23,557
Prepaid expenses and other	4,307	4,100	—	8,407
Prepaid and deferred taxes	—	—	—	—

Total current assets	321,899	67,422	(34,383)	354,938

Property, plant and equipment, net	2,004,437	1,339,730	—	3,344,167
Goodwill and intangible assets, net	37,507	132,154	—	169,661
Long-term derivative asset	108,766	—	—	108,766
Investment in Laurel Mountain joint venture	—	135,765	—	135,765
Long-term portion of deferred tax asset	—	—	—	—
Investment in subsidiaries	148,749	—	(148,749)	—
Other assets, net	47,380	23,564	—	70,944

	$2,668,738	$1,698,635	$(183,132)	$4,184,241

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt	$—	$34,589	$(34,383)	$206
Accounts payable	95,880	9,918	—	105,798
Liabilities associated with drilling contracts	95,189	—	—	95,189
Accrued producer liabilities	—	58,143	—	58,143
Current portion of derivative liability	2,069	1,512	—	3,581
Current portion of derivative payable to Partnerships	36,637	—	—	36,637
Accrued interest	11,223	12,340	—	23,563
Accrued well drilling and completion costs	65,373	—	—	65,373
Current portion of deferred tax liability	30,049	—	—	30,049
Accrued and other current liabilities	30,861	32,516	—	63,377

Total current liabilities	367,281	149,018	(34,383)	481,916

Long-term debt, less current portion	678,193	507,676	—	1,185,869
Long-term derivative liability	25,378	5,770	—	31,148
Long-term derivative payable to Partnerships	43,055	—	—	43,055
Long-term portion of deferred tax liability	116,142	—	—	116,142
Other long-term liabilities	60,650	266	—	60,916

Shareholders’ equity:
Shareholders’ equity	1,268,736	30,840	(30,840)	1,268,736
Accumulated other comprehensive income (loss)	109,158	(13,635)	13,635	109,158

	1,377,894	17,205	(17,205)	1,377,894
Non-controlling interests	145	1,018,700	(131,544)	887,301

Total shareholders’ equity	1,378,039	1,035,905	(148,749)	2,265,195

	$2,668,738	$1,698,635	$(183,132)	$4,184,241

ATLAS ENERGY, INC.

CONDENSED CONSOLIDATING BALANCE SHEETS

(unaudited; in thousands)

December 31, 2009

	Atlas Energy	Atlas Pipeline and Atlas Pipeline Holdings	Eliminations	Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$19,525	$1,102	$—	$20,627
Accounts receivable	98,687	77,714	(24,255)	152,146
Current portion of derivative asset	73,066	998	—	74,064
Subscriptions receivable from Partnerships	47,275	—	—	47,275
Inventory	12,207	10,698	—	22,905
Prepaid expenses and other	3,399	2,662	—	6,061
Prepaid and deferred taxes	1,559	—	—	1,559
Current assets of discontinued operations	—	22,746	—	22,746

Total current assets	255,718	115,920	(24,255)	347,383

Property, plant and equipment, net	1,871,418	1,327,704	—	3,199,122
Goodwill and intangible assets, net	38,039	149,481	—	187,520
Long-term derivative asset	58,930	361	—	59,291
Investment in Laurel Mountain joint venture	—	132,990	—	132,990
Long-term portion of deferred tax asset	29,734	—	—	29,734
Investment in subsidiaries	110,691	—	(110,691)	—
Other assets, net	40,719	30,374	—	71,093
Long-term assets of discontinued operations	—	379,030	—	379,030

	$2,405,249	$2,135,860	$(134,946)	$4,406,163

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt	$—	$32,255	$(24,255)	$8,000
Accounts payable	76,820	19,556	—	96,376
Liabilities associated with drilling contracts	122,532	—	—	122,532
Accrued producer liabilities	—	57,430	—	57,430
Current portion of derivative liability	4,652	33,833	—	38,485
Current portion of derivative payable to Partnerships	22,382	—	—	22,382
Accrued interest	29,245	9,653	—	38,898
Accrued well drilling and completion costs	89,261	—	—	89,261
Current portion of deferred tax liability	26,415	—	—	26,415
Accrued and other current liabilities	31,594	13,520	—	45,114
Current liabilities of discontinued operations	—	13,181	—	13,181

Total current liabilities	402,901	179,428	(24,255)	558,074

Long-term debt, less current portion	786,390	1,254,182	—	2,040,572
Long-term derivative liability	14,315	11,126	—	25,441
Long-term derivative payable to Partnerships	22,380	—	—	22,380
Other long-term liabilities	55,782	398	—	56,180

Shareholders’ equity:
Shareholders’ equity (deficit)	1,065,290	(7,755)	7,755	1,065,290
Accumulated other comprehensive income (loss)	58,022	(6,550)	6,550	58,022

	1,123,312	(14,305)	14,305	1,123,312
Non-controlling interests	169	705,031	(124,996)	580,204

Total shareholders’ equity	1,123,481	690,726	(110,691)	1,703,516

	$2,405,249	$2,135,860	$(134,946)	$4,406,163

ATLAS ENERGY RESOURCES, LLC

STAND-ALONE CONSOLIDATED STATEMENTS OF OPERATIONS DATA

(unaudited; in thousands, except per unit data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
Revenues:
Gas and oil production	$67,503	$65,986	$200,600	$207,908
Well construction and completion	60,748	81,496	176,685	257,231
Gathering	5,262	6,098	15,501	16,210
Administration and oversight	3,561	3,149	7,473	9,644
Well services	6,008	5,012	17,063	14,911
Other, net	75	201	1,146	280

Total revenues	143,157	161,942	418,468	506,184

Costs and expenses:
Gas and oil production	13,799	12,129	39,179	39,421
Well construction and completion	51,481	69,138	149,724	218,236
Gathering	7,522	7,973	22,398	18,951
Well services	2,796	2,378	8,071	6,922
General and administrative	15,533	20,573	42,595	47,390
Depreciation, depletion and amortization	30,257	24,563	87,232	79,866

Total costs and expenses	121,388	136,754	349,199	410,786

Operating income	21,769	25,188	69,269	95,398

Gain (loss) on asset sales	609	(1,444)	286,308	(5,694)
Interest expense	(17,387)	(19,161)	(52,406)	(47,269)

Net income	4,991	4,583	303,171	42,435
Income attributable to non-controlling interests	(10)	(14)	(39)	(44)

Net income attributable to owner’s/members’ interests	$4,981	$4,569	$303,132	$42,391

Allocation of net income attributable to owner’s/members’ interests:
Portion allocable to members’ interests (period prior to Merger on September 29, 2009)	$—	$4,519	$—	$42,341
Portion allocable to owner’s interest (period subsequent to Merger on September 29, 2009)	4,981	50	303,132	50

Net income attributable to owner’s/members’ interests	$4,981	$4,569	$303,132	$42,391

Allocation of net income attributable to members’ interests:
Class A member’s units	$—	$90	$—	$(7,109)
Class B members’ units	—	4,429	—	49,450

Net income attributable to members’ interests	$—	$4,519	$—	$42,341

Net income attributable to Class B members per unit:
Basic	$—	$0.07	$—	$0.78

Diluted	$—	$0.07	$—	$0.78

Weighted average Class B members’ units outstanding:
Basic	—	63,381	—	63,381

Diluted	—	63,452	—	63,405

ATLAS ENERGY RESOURCES, LLC

STAND-ALONE CONDENSED CONSOLIDATED BALANCE SHEET DATA

(unaudited; in thousands)

	September 30, 2010	December 31, 2009
ASSETS
Current assets:
Cash and cash equivalents	$78,907	$3,640
Accounts receivable	75,936	71,058
Current portion of derivative receivable from Partnerships	56	270
Current portion of derivative asset	103,598	73,066
Subscriptions receivable from Partnerships	—	47,275
Inventory	12,775	12,207
Prepaid expenses and other	3,978	3,414

Total current assets	275,250	210,930

Property, plant and equipment, net	2,004,437	1,871,418
Other assets, net	19,193	20,906
Advances to affiliates	26,079	5,689
Long-term derivative asset	108,766	58,930
Long-term portion of derivative receivable from Partnerships	5,481	2,841
Intangible assets, net	2,341	2,873
Goodwill, net	35,166	35,166

	$2,476,713	$2,208,753

LIABILITIES AND OWNER’S EQUITY
Current liabilities:
Accounts payable	$95,941	$76,993
Accrued interest	11,223	29,245
Accrued liabilities	10,878	14,308
Liabilities associated with drilling contracts	95,189	122,532
Accrued well drilling and completion costs	65,373	89,261
Current portion of derivative payable to Partnerships	36,637	22,382
Current portion of derivative liability	2,069	4,652

Total current liabilities	317,310	359,373

Long-term debt, less current portion	678,193	786,390
Long-term derivative payable to Partnerships	43,055	22,380
Long-term derivative liability	25,378	14,315
Asset retirement obligations	54,200	51,813

Commitments and contingencies

Owner’s equity:
Owner’s equity	1,176,302	873,170
Accumulated other comprehensive income	182,130	101,143

	1,358,432	974,313
Non-controlling interests	145	169

Total owner’s equity	1,358,577	974,482

	$2,476,713	$2,208,753

ATLAS ENERGY, INC.

Ownership Interests Summary

Atlas Energy Ownership Interests as of September 30, 2010:	Amount	Overall Ownership Interest Percentage
ATLAS PIPELINE HOLDINGS(1):
General partner interest	100%	N/A
Common units	17,808,109	64.3%

Total		64.3%

ATLAS PIPELINE:
Atlas Energy directly-owned common units	1,112,000	2.1%
Atlas Pipeline 12% Cumulative Preferred Units ($1,000 par value)	8,000	N/A

LIGHTFOOT CAPITAL PARTNERS, GP LLC:
Approximate ownership interest		18.0%
(1)Atlas Pipeline Holdings directly owns the following ownership interests in Atlas Pipeline Partners:
General partner interest	100%	1.9%
Common units	5,754,253	10.8%
Incentive distribution rights	100%	N/A

Total Atlas Pipeline Holdings direct ownership interests in Atlas Pipeline		12.7%